UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12

                          OSAGE FEDERAL FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                      [OSAGE FEDERAL FINANCIAL LETTERHEAD]




                                 October 8, 2004



Dear Fellow Shareholder:

         You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Osage Federal Financial, Inc., the holding company for Osage Federal Bank. The Annual Meeting will be held at the main office of the Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 17, 2004 at 1:00 p.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions shareholders may have.

         WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, we thank you for your interest and support.

Sincerely,

/s/Mark S. White

Mark S. White
President and Chief Executive Officer

                          OSAGE FEDERAL FINANCIAL, INC.
                              239 East Main Street
                            Pawhuska, Oklahoma 74056
                                 (918) 287-2919

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on November 17, 2004

         NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the "Annual Meeting") of Osage Federal Financial, Inc. (the "Company") will be held at the main office of Osage Federal Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 17, 2004 at 1:00 p.m., Central Time.

         A proxy statement and proxy card for the Annual Meeting accompany this notice.

         The Annual Meeting is for the purpose of considering and acting upon the following matters:

               1.   The election of three directors;

               2. The approval of the Osage Federal Financial, Inc. 2004 Stock Option Plan;

               3. The approval of the Osage Federal Bank 2004 Restricted Stock Plan and Trust Agreement;

               4. Ratification of the appointment of independent auditors for the fiscal year ending June 30, 2005; and

               5. The consideration of such other matters as may properly come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only shareholders of record at the close of business on October 1, 2004 are entitled to vote at the Annual Meeting and any adjournments thereof.

         You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/FRANCES ALTAFFER

                                    FRANCES ALTAFFER
                                    Secretary
Pawhuska, Oklahoma
October 8, 2004

         IMPORTANT:  THE PROMPT  RETURN OF  PROXIES  WILL SAVE THE  COMPANY  THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ENCLOSED PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                          OSAGE FEDERAL FINANCIAL, INC.
                              239 East Main Street
                            Pawhuska, Oklahoma 74056
                                 (918) 287-2919

                         ANNUAL MEETING OF SHAREHOLDERS
                                November 17, 2004

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Osage Federal Financial, Inc. (the "Company") to be used at the 2004 Annual Meeting of Shareholders of the Company and any adjournments or postponements thereof (the "Annual Meeting") which will be held at the main office of Osage Federal Bank (the "Bank"), 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 17, 2004 at 1:00 p.m., Central Time. This proxy statement and form of proxy are first being mailed to shareholders on or about October 8, 2004.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies may be revoked by written notice to Frances Altaffer, Secretary, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a shareholder at the Annual Meeting alone will not revoke such shareholder's proxy.

         Unless contrary instruction is given, proxies solicited by the Board of Directors of the Company will be voted for the election as directors of the nominees set forth below, for the approval of the 2004 Stock Option Plan and the 2004 Restricted Stock Plan and Trust Agreement and for the ratification of the appointment of independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is properly presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $0.10 per share (the "Common Stock"). Shareholders of record as of the close of business on October 1, 2004 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, there were 2,281,313 shares of the Common Stock outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is required for a quorum at the Annual Meeting.

         The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                            Percent of Shares of
Name and Address                    Amount and Nature of        Common Stock
of Beneficial Owner                Beneficial Ownership(1)     Outstanding(2)
-------------------                -----------------------     --------------

Osage Federal MHC                         1,596,919                70.00%
239 East Main Street
Pawhuska, OK  74056

All directors and executive officers        148,200(3)              6.50%
as a group (9 persons)

---------------
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.

(2) In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group may acquire through the exercise of options within 60 days of the Record Date.

(3) Excludes 54,751 shares held by the Bank's Employee Stock Ownership Plan of which no shares have yet been allocated to participant accounts. The non-employee directors of the Bank serve as the ESOP trustees and vote such shares as directed by the Bank's Board, subject to such trustees' fiduciary duty.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is composed of seven members. Under the Company's Bylaws, directors are divided into three classes, as nearly equal in number as possible. Each class serves for a three-year period, with one class of directors elected at each annual meeting. The Board of Directors has nominated directors Gary Strahan, Richard Trolinger and Martha Hayes to serve as directors for additional three-year terms.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         Under the Company's Bylaws, directors are elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or withheld from a nominee. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

         The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's wholly owned subsidiary, Osage Federal Bank (the "Bank" or "Osage Federal"), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the directors were initially appointed as directors of the Company in 2004 in connection with the Company's incorporation.

                                      Year First                  Shares of
                                      Elected as      Current   Common Stock
                                       Director        Term     Beneficially    Percent
Name                      Age*       of the Bank     to Expire    Owned*(1)    of Class(2)
----                      ----       -----------     ---------    ---------   -----------
                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007

Gary Strahan               51            1994            2004     21,401(3)        0.94%
Richard Trolinger          48            1998            2004     14,915           0.65%
Martha Hayes               64            1984            2004     14,907           0.65%

                         DIRECTORS CONTINUING IN OFFICE

Milton Labadie             73            1973            2005      5,000(3)        0.22%
Mark S. White              56            1994            2006     24,477           1.07%
Mark A. Formby             48            1996            2005     30,000(3)        1.32%
Harvey Payne               57            1996            2006     15,000(3)        0.66%

---------------
*    As of the Record Date.
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported.
(2) In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any share which the individual or group may acquire through the exercise of options within 60 days of the Record Date.
(3) Excludes 54,571 shares held by the Bank's ESOP for which such individual serves as a plan trustee.

         The principal occupation of each director and executive officer of the Company for the last five years is set forth below.

         Gary Strahan has been a director since 1994. Mr. Strahan is a self-employed certified public accountant. Mr. Strahan serves as a director of the Osage County Historical Society, a trustee and vice president of the Pawhuska Education Trust and a director and treasurer of the Pawhuska Band Boosters.

         Richard Trolinger serves as executive vice president and has been the chief lending officer since 1994 and became a director in 1998. Mr. Trolinger is also a member of the Bartlesville Builders Association, the Bartlesville Public School Foundation and the Bartlesville Chamber of Commerce.

         Martha Hayes has been employed by Osage Federal since 1974 and now serves as senior vice president and has been a director since 1984. She manages the human resources department, collections and purchasing functions and assists the president in daily operation matters. Ms. Hayes is a member of the Pawhuska Chamber of Commerce and the First Baptist Church of Pawhuska.

         Milton Labadie has been a member of the Board of Directors since 1973 and became chairman of the Board in 1994. Mr. Labadie retired as Chief Executive Officer of Osage Federal in 1995 after serving with Osage Federal since 1972. Mr. Labadie is a member of the Kiwanis Club.

         Mark S. White has been the president and chief executive officer of Osage Federal and a director since 1994. Mr. White serves as vice president and treasurer of the Bartlesville Area United Way and serves as treasurer of the Pawhuska High School Honors Banquet. In addition, Mr. White is a director and former president of the Bartlesville Credit Bureau and is a director and former president of the Kiwanis Club of Pawhuska. He also serves as a director of the Pawhuska Community Foundation.

         Mark A. Formby has been a director since 1996. Mr. Formby is the owner of Formby Propane and Formby Foods (convenience stores) located in Pawhuska. Mr. Formby is deacon chairman of the First Baptist Church in Pawhuska, Oklahoma. He is a past president of the Pawhuska Quarterback Club and past commissioner of the Pawhuska Little League Football. Mr. Formby is a member of the board of directors of the Oklahoma Grocer's Association.

         Harvey Payne has been a director since 1996. Mr. Payne is a self-employed attorney and is also a director for the Tallgrass Prairie Preserve for The Nature Conservancy in Arlington, Virginia. Mr. Payne serves as a director of the Pawhuska Community Foundation and as attorney for the Osage County Historical Society.

Executive Officers Who are Not Directors

         Sue Allen Smith, 47, has been employed with Osage Federal since 2001. She is a certified public accountant. Ms. Smith is a member of Preserve Pawhuska and the Pawhuska Retail Merchants Association. Prior to joining Osage Federal, Ms. Smith was the controller for Parker Windham, Inc., an oilfield servicing and construction firm in Beaumont, Texas in 2001. She was the controller for Tejas Engineering and Construction, Orange, Texas from 1999 to 2000, taught high school in Vidor, Texas during 1999 and served as Controller of Parker Windham, Inc. from 1998 to 1999.

         Frances Altaffer, 62, has been employed by Osage Federal since 1984 and has been vice president and corporate secretary since 1993. Ms. Altaffer is a member of the Epsilon Sigma Alpha and First United Methodist Church of Pawhuska.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors holds regular and special meetings as needed. The Board of Directors of the Bank held 12 regular meetings and four special meetings. During the fiscal year ended June 30, 2004, the Company's Board of Directors did not meet. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during fiscal year 2004 and the total number of meetings held by all committees on which the director served during the year. The Company encourages directors to attend annual meetings of shareholders. Since this is the Company's first annual meeting, no annual meeting was held last year. Shareholders may send communications to the Board of Directors by addressing them to the Corporate Secretary at the main office.

         The Audit Committee consists of Directors Formby, Labadie, Strahan and Payne. The committee meets quarterly with the internal auditors. This committee's main responsibilities include oversight of the internal auditor and review of audit reports. The Company has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The members of the Audit Committee would be considered independent under the listing standards of The Nasdaq Stock Market. The Board of Directors has determined that Mr. Strahan is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission and that he is independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Audit Committee met four times during fiscal year 2004.

         The  Compensation  Committee  consists of  Directors  Formby,  Labadie,
Payne, Strahan and White. President White does not participate in committee decisions regarding his own compensation. This committee meets as needed. The responsibilities of this committee include review of salary and bonus recommendations made by management. The Compensation Committee met two times during fiscal year 2004.

         Nominating Committee. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the full Board of Directors acts as a nominating committee for the selection of management's nominees for director and each director participates in the nomination process. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by shareholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including shareholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors held one meeting as a nominating committee during fiscal year 2004 in order to make nominations for directors.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

         Board Fees. Outside directors are currently paid a fee of $900 per month and an annual bonus of $1,000. Directors who also serve as employees are paid a fee of $700 per month. Members of the Audit Committee are also paid a fee of $250 per meeting. In addition, Chairman Labadie received a bonus of $17,604 during fiscal year 2004. The aggregate fees paid to the directors for the fiscal year ended June 30, 2004 were $94,004.

         Osage Federal has entered into Supplemental Income Agreements with Messrs. Formby, Payne and Strahan pursuant to which we will pay them an annual benefit of $6,000 upon their attainment of age 65, assuming that they remain directors until such time. They may be eligible for reduced benefits at age 62 if they remain with Osage Federal until such time. In the event one of the directors should die prior to age 65 while in active service, the Bank will pay the accrued liability for the benefit to his designated beneficiary or, if no beneficiary has been designated, to his estate. In the event a director terminates service due to disability, he will be entitled to receive a distribution of his accrued liability account. If, prior to age 65, a director is terminated within three years after the Bank is merged into another institution or undergoes a stock conversion, or after a stock conversion, there is a change in control and he is terminated for any reason other than discharge for cause or his base fee is reduced without his consent, he will be entitled to receive the early retirement benefit to which he would be otherwise entitled if he is 62 or older or the minimum early retirement benefit to which he would be entitled at age 62 if he is less than age 62. For purposes of the Supplemental Income Agreements, change in control is defined as the transfer of 10% or more of the voting stock of the Bank by any means other than by will or intestate and acquired by one party or parties acting in concert other than a transfer to a trust for the benefit of the Bank's employees. As of June 30, 2004, the Bank had accrued $435, $1,700 and $675 for its liabilities under the Supplemental Income Agreements with Messrs. Formby, Payne and Strahan, respectively.

         We have purchased life insurance policies on Messrs. Formby, Payne and Strahan, the earnings on which are expected to offset the costs of the supplemental income program. We have entered into Split Dollar Agreements with each of Messrs. Formby, Payne and Strahan or their estates pursuant to which they are entitled to receive 50% of the net at-risk insurance portion of the proceeds of the policy if they should die while serving on the board or if they are retired or terminated due to disability. The net at-risk portion is the total proceeds less the cash value of the policy. If the director is not serving on the board at the time of death, he will be entitled to the vested portion of the death benefit. The directors are vested in $20,000 in proceeds at age 62 and vest ratably in the remainder of the death benefit to 100% at age 65.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and the Bank and by each executive officer whose salary and bonus earned in fiscal year 2004 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").



                                                Annual Compensation
                                       Fiscal   -------------------  All Other
Name and Principal Position             Year      Salary     Bonus  Compensation
---------------------------             ----      ------     -----  ------------
Mark S. White                           2004     $92,000    $7,500    $18,365(1)
President and Chief Executive Officer   2003      87,500     7,000     17,864
                                        2002      83,350     6,500     17,095

----------------
(1) Consists of matching and supplemental contributions to his account in the 401(k) plan ($9,200), director fees ($8,400), and the value of compensation attributable to paid life insurance premiums ($765). Allocations to his account under the Employee Stock Ownership Plan will not be made until the plan year end of December 31, 2004.

         Salary Continuation Agreement. Osage Federal Bank has entered into a Salary Continuation Agreement with Mark S. White pursuant to which he is entitled to receive a monthly retirement benefit at the annualized rate of $35,000 per year until death provided that he remains continuously employed by the Bank until age 65. Mr. White is eligible for an actuarially reduced benefit if he retires prior to age 65 but after age 62. If Mr. White is terminated within three years after the Bank is merged into another institution or undergoes a stock conversion, or after a stock conversion, there is a change in control and he is terminated for any reason other than discharge for cause or his base salary is reduced without his consent prior to age 65, he will be entitled to receive the early retirement benefit to which he would be otherwise entitled if he is 62 or older or the minimum early retirement benefit to which he would be entitled at age 62 if he is less than age 62. For purposes of the Salary Continuation Agreement, change in control is defined as the transfer of 10% or more of the voting stock of the Bank by any means other than by will or intestate and acquired by one party or parties acting in concert other than a transfer to a trust for the benefit of the Bank's employees. If Mr. White is terminated before age 62 for a reason other than cause, he will be entitled to a lump sum payment of the accrued liability balance at the date of termination. In the event of Mr. White's death prior to retirement, his designated beneficiary will be entitled to receive the balance of his accrued liability retirement account. As of June 30, 2004, the Bank had accrued $9,610 for its liability to Mr. White under the Salary Continuation Agreement.

         The Bank's obligations under the Salary Continuation Agreement are unfunded and unsecured. The Bank has purchased a life insurance policy on Mr. White, the earnings on which are expected to offset the expense of the plan. The Bank has entered into a Split Dollar Agreement with Mr. White pursuant to which his beneficiary is entitled upon his death to receive 85% of the net at-risk portion of the proceeds of the policy. The net at-risk portion of the proceeds is equal to the total proceeds less the cash value of the policy. If Mr. White is not employed by the Bank at the time of his death, his beneficiary will be entitled to a percentage of the full death benefit based on the number of years of his service since the effective date of the agreement with a minimum payout of $20,000 and a full payout after eight years of service.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

              During the two years ended June 30, 2004, no directors, officers or their immediate family members were engaged in business transactions with Osage Federal involving more than $60,000 (other than through a loan as part of the Bank's regular lending operations).

              Osage Federal Bank makes loans to its directors, officers and employees in the ordinary course of business. Directors and officers do not receive any discounts or waivers of fees. Employees are offered loans on the same terms and conditions as if offered to the general public with two exceptions. If an employee has been employed by Osage Federal for at least six months, the employee will receive an interest rate discount of 0.5% for a mortgage loan on their personal residence while they are employed. This rate reduction ceases at termination of employment. In addition, employees receive a waiver of the $25 document preparation fee for consumer loans. Loans to directors, officers and employees are otherwise on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. Such loans also do not include more than the normal risk of collectibility or present other unfavorable features. Osage Federal Financial, Inc. is prohibited from making loans to its directors and executive officers. Any future material transactions between the Company and its officers and directors will be approved by a majority of the independent directors who do not have an interest in the transaction and who have access to our counsel or independent legal counsel at our expense.

--------------------------------------------------------------------------------
             PROPOSAL II - APPROVAL OF OSAGE FEDERAL FINANCIAL, INC.
                             2004 STOCK OPTION PLAN
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the Osage Federal Financial, Inc. 2004 Stock Option Plan (the "Option Plan"), subject to approval by the Company's shareholders. Pursuant to the Option Plan, up to 114,065 shares of Common Stock, are to be reserved from the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to directors, officers, employees, and other persons from time to time ("Options"). The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, employees and other persons to promote the success of the business of the Company and the Bank. The Option Plan, which will become effective upon the date of shareholder approval ("Effective Date"), has a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Appendix B. The Option Plan has been drafted to comply with regulations of the Office of Thrift Supervision ("OTS") applicable to stock benefit plans established or implemented within one year of a mutual holding company reorganization.

         The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934 (the "Exchange Act"). The Option Committee may select the officers and employees to whom options are to be granted and the number of Options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, Options under the Option Plan (the "Optionees"). Each Option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that Options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. Common Stock used in full or partial payment of the exercise price must have been owned by the person exercising such Option not less than six months prior to the date of exercise. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Option Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

         Stock Options. The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. Generally, except as may otherwise be determined by the Option Committee at the time of the award, an Incentive Stock Option may only be exercised while the Optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option). In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non- Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such Options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than 100% of the "Fair Market Value" of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If an officer or employee owns Common Stock representing more than 10% of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no Optionee shall have any of the rights of a shareholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

         Awards Under the Option Plan. The Board or the Option Committee shall from time to time determine the officers, directors, employees and other persons who shall be granted Options under the Option Plan, the number of Options to be granted to any individual, and whether the Options granted will be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Optionees and in determining the number of Options to be granted, the Board or the Option Committee may consider the nature of the services rendered by each such individual, each individual's current and potential contribution to the Company and such other factors as may be deemed relevant. Optionees may, if otherwise eligible, be granted additional Options. In no event shall Common Stock subject to Options granted to non-employee directors in the aggregate under the Option Plan exceed 30% of the total number of shares reserved under the Option Plan, and no more than 5% of the available shares of Common Stock may be awarded to any individual non-employee director. In no event, shall Common Stock subject to Options granted to any Employee exceed 25% of the total number of the available shares of Common Stock.

         Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase shares of Common Stock as detailed below will be granted to each non-employee director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty percent of the Options granted to non-employee directors on the Effective Date will be first exercisable commencing on the one year anniversary of shareholder approval of the Option Plan and 20% annually thereafter, during such period of service as a director or a director emeritus. Such Options granted to non-employee directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Options become immediately exercisable in the event of a change in control (as defined in the Option Plan) of the Company or the Bank.

         The table below presents information related to stock option awards anticipated to be awarded upon shareholder approval of the Option Plan. No
Options are expected to be awarded to any associates of executive officers, directors or nominees. No other person is expected to receive 5% or more of the Options authorized under the Option Plan.

                                                                                     Number of Options
  Name and Position                                                                   to be Granted
  -----------------                                                                   -------------

  Mark S. White, President and Chief Executive Officer                                  28,516(1)
  Richard Trolinger, Director and Executive Vice President                              17,110(1)(2)
  Martha M. Hayes, Director and Senior Vice President                                   11,406(1)(2)
  Sue A. Smith, Vice President and Chief Financial Officer                              11,406(1)
  Milton V. Labadie, Chairman and Director                                               5,703(3)
  Mark A. Formby, Director                                                               5,703(3)
  Harvey Payne, Director                                                                 5,703(3)
  Gary Strahan, Director                                                                 5,703(2)(3)
  All executive officers as a group (5 persons)                                         74,141(1)
  All current directors who are not executive officers as a group                       22,812(3)
     (4 persons)
  All employees, including current officers who are not executive officers,              5,703(1)
     as a group (25 persons)


-------------
(1)  Options  awarded to officers and employees  will be exercisable as follows:
     Options awarded at the time of shareholder approval are first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during periods of continued service as an employee, director or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non- incentive stock options.
(2)  Nominee for reelection as a director of the Company.
(3) Options awarded to directors are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a change in control of the Company or the Bank, such awards shall be 100% exercisable.

         Effect of Mergers, Change of Control and Other Adjustments. Subject to any required action by the shareholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common
Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event (including a special or non-recurring dividend that has the effect of a return of capital distribution to shareholders), the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to Options, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a Change in Control of the Bank or the Company as determined by the Option Committee, all outstanding Options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the bank or the Company whereby the Bank or the Company is not the surviving entity; (iii) a change in control of the Bank or the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements set forth under Section 574.3(c)(1)(vii) of OTS Regulations (12 C.F.R. ss.574.3(c)(1)(vii)).

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between
(A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

         In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. ss. 565.4), is subject to enforcement action by the OTS, or receives a capital directive under 12 C.F.R. ss. 565.7, then all Options awarded to executive officers or directors of the Company or its subsidiaries must exercise such options or forfeit such Options.

         Amendment and Termination of the Option Plan. The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to

Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to approval or ratification by the shareholders of the Company.

         In accordance with OTS regulations applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Option Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of Options granted to occur no more rapidly than ratably over a five-year period and the resultant prohibition against accelerated vesting of option grants upon the occurrence of an event other than the death or disability of the Option holder or a Change in Control of the Company or the Bank. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the shareholders of the Company, as well as the officers, directors and employees of the Company.

         Possible Dilutive Effects of the Option Plan. The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 114,065 shares of Common Stock), then the dilutive effect to current shareholders would be approximately 4.76%. The Company can avoid dilution resulting from awards under the Option Plan by delivering shares repurchased in the open market upon the exercise of Options.

         Federal Income Tax Consequences. Under present federal tax laws, awards under the Option Plan will have the following consequences:

     1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

     2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

     3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

     4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

     5.   In  accordance  with Section  162(m) of the Code,  the  Company's  tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Code.

         Accounting Treatment. The Company expects to use the "intrinsic value based method" as prescribed by Accounting Principles Board Opinion No. 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles in the United States of America. Common Stock issuable pursuant to outstanding Options under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis. The Financial Accounting Standards Board has proposed requiring a change in the accounting methods applicable to stock options effective for fiscal years after December 15, 2004. Under such proposed accounting requirements, the Company would be required to recognize compensation expense related to stock options outstanding based upon the fair value of such awards at the date of grant over the period that such awards are earned. No assurance can be given if such change in accounting requirements will take effect or when such changes may occur.

         Shareholder Approval. Shareholder approval of the Option Plan is being sought in accordance with OTS regulations. Additional purposes of requesting shareholder approval of the Option Plan are to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, and to meet the requirements for the tax-deductibility of certain compensation items under
Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes eligible to be cast (other than shares held by Osage Federal
MHC) at the Annual Meeting in person or by proxy is required for shareholder approval of this Proposal II in accordance with OTS regulations. The OTS does not endorse or approve the Option Plan in any way. Abstentions and broker non-votes will not be counted as votes for Proposal II. Accordingly, an abstention or broker non-vote will have the same effect as a vote against Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE OPTION PLAN.

--------------------------------------------------------------------------------
                  PROPOSAL III - APPROVAL OF OSAGE FEDERAL BANK
                 2004 RESTRICTED STOCK PLAN AND TRUST AGREEMENT
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the Osage Federal Bank 2004 Restricted Stock Plan and Trust Agreement (the "RSP") as a method of providing directors, officers, and employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the RSP to purchase Common Stock representing up to 45,626 shares of Common Stock. The RSP may purchase such shares in the open market or from the Company from authorized but unissued shares of Common Stock or treasury shares. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP will be made in recognition of expected future services to the Bank by its directors, officers and employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the RSP which is qualified in its entirety by reference to the complete provisions of the RSP which is attached hereto as Appendix C. The RSP has been drafted to comply with OTS regulations applicable to stock benefit plans implemented within one year of a mutual holding company reorganization.

         Awards Under the Restricted Stock Plan. Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date the Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Plan Share Awards to directors shall be immediately non-forfeitable in the event of the death, disability or a Change in Control of the Company or the Bank, of such director and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Bank.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any employee receive Plan Share Awards in excess of 25% of the aggregate Common Stock authorized under the RSP ("Plan Share Reserve"). Plan Share Awards may be granted to newly elected or appointed non-employee directors subsequent to the effective date of the RSP, provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of the Plan Share Reserve in the aggregate or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the RSP, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the RSP as authorized pursuant to the terms of the RSP or the anticipated actions of the RSP Committee. No Plan Share Awards are expected to be granted to any associates of executive officers, directors or nominees. No other person is expected to receive 5% or more of the Plan Share Awards authorized under the RSP.

                                                                                   Number of Shares
                                                                                       to be
  Name and Position                                                                  Granted (1)
  -----------------                                                                  -----------

  Mark S. White, President and Chief Executive Officer                               11,406
  Richard Trolinger, Director and Executive Vice President                            6,844(2)
  Martha M. Hayes, Director and Senior Vice President                                 4,562(2)
  Sue A. Smith, Vice President and Chief Financial Officer                            4,562
  Milton V. Labadie, Chairman of the Board                                            2,281
  Mark A. Formby, Director                                                            2,281
  Harvey Payne, Director                                                              2,281
  Gary Strahan, Director                                                              2,281(2)
  All executive officers as a group (5 persons)                                      29,655
  All current directors who are not executive officers as a group (4 persons)         9,124
  All employees, including all current officers who are not executive officers,       2,281
     as a group (25 persons)

---------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death or disability or termination of service following a change in control of the Company or the Bank (as defined in the RSP). Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(2)  Nominee for re-election.

         Amendment and Termination of the Restricted Stock Plan. The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to approval by the shareholders of the Company.

         Pursuant to OTS regulations applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the RSP contains certain restrictions and limitations, including among others, provisions requiring the vesting of awards granted to occur no more rapidly than ratably over a five-year period and the resultant prohibition against accelerated vesting of award grants upon the occurrence of an event other than the death or disability of the Plan Share Award recipient or upon a Change in Control of the Company or the Bank. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Plan Share Awards as permitted by the RSP, however, the Board has determined that the implementation of such plan provisions is in the best interests of the shareholders of the Company, as well as the officers, directors and employees of the Company.

         Possible Dilutive Effects of the Restricted Stock Plan. It is the Company's present intention to fund the RSP through open-market purchases of Common Stock, which will cause no dilutive effect. The RSP provides, however, that Common Stock to be awarded may be acquired by the RSP through open- market purchases or from authorized but unissued shares of Common Stock from the Company. In that shareholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund Plan Share Awards, the interests of current shareholders may be diluted. If all Plan Share

Awards (i.e., 45,626 shares of Common Stock) are funded with newly issued shares, the dilutive effect to existing shareholders would be approximately 1.96%.

         Federal Income Tax Consequences. Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to
Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the Fair Market Value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Bank will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

         Accounting Treatment. For accounting purposes, the Bank will recognize compensation expense for Common Stock subject to Plan Share Awards over the vesting period at the fair market value of the shares on the date of such Plan Share Award..

         Shareholder Approval. The Bank is submitting the RSP to shareholders for approval in accordance with OTS regulations. The RSP and awards made thereunder will not be effective until receipt of shareholder approval of Proposal III. Additionally, shareholder approval of the RSP will enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. The affirmative vote of holders of a majority of the total votes eligible to be cast (other than shares held by Osage Federal MHC) at the Annual Meeting in person or by proxy is required for shareholder approval of this Proposal III in accordance with OTS regulations. The OTS does not endorse or approve the RSP in any way. Abstentions and broker non-votes will not be counted as votes for Proposal III. Accordingly, an abstention or broker non-vote will have the same effect as a vote against Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------

         The following table sets forth certain information regarding the benefits expected to be received under the Option Plan and RSP.

                                    Option Plan                    RSP
                                 --------------------     ---------------------
                                 Dollar      Number       Dollar       Number
  Name and Position              Value (1)   of Units     Value (2)    of Units
  -----------------              ---------   --------     ---------    --------

  Mark S. White                  $   --      28,516       $136,872     11,406
    President and Chief
    Executive Officer

  Executive Group                     --     74,141        355,860     29,655

  Non-Executive Director Group        --     22,812        273,744      9,124

  Non-Executive Officer               --      5,703         27,372      2,281
     Employee Group

---------------
(1) Based on fair market value of the Common Stock on the date of grant less the exercise price. All options will be granted with an exercise price equal to the fair market value of the Common Stock on the date of grant.
(2) Based on the last sale price of the Common Stock as reported on the OTC Electronic Bulletin Board as of September 30, 2004 ($12.00 per share).

--------------------------------------------------------------------------------
        PROPOSAL IV - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         BKD, LLP served as the Company's independent public accountants for the last fiscal year and the Board of Directors has appointed BKD, LLP to serve as the Company's independent public accountants for the current fiscal year subject to ratification by shareholders. The engagement of BKD, LLP was approved in advance by the Audit Committee of the Board of Directors. A representative of BKD, LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

         Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:


         Fiscal          Audit      Audit-Related       Tax     All Other
          Year           Fees           Fees           Fees        Fees
         ------        --------     -------------     ------    ---------
         2004          $27,280        $47,415         $8,585        $ --
         2003           17,250             --          3,000          --

         Audit Fees include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2004.

         Audit-Related Fees include fees billed by the Company's independent auditors for services provided for the year ended June 30, 2004. The services comprising these fees consisted of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission in connection with the stock conversion of the Company.

         Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

         All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. No such services were rendered during fiscal year 2004 or 2003.

         The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

         Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast in person or by proxy by the shareholders at the Annual Meeting. The Board of Directors recommends that shareholders vote 'FOR" the ratification of the appointment of BKD LLP as the Company's auditors
 ---
for the 2005 fiscal year.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with BKD, LLP, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from BKD, LLP the written disclosures and the letter required to be delivered by BKD, LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of BKD, LLP their independence.

         The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on its review of the financial statements, its discussion with BKD, LLP regarding SAS 61, and the written materials provided by BKD, LLP under ISB Standard No. 1 and the related discussion with BKD, LLP of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2004, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

           MARK A. FORMBY                              GARY STRAHAN
           MILTON LABADIE                              HARVEY PAYNE

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year or written representations from such persons that no annual reports of change in beneficial ownership were required, the Company believes that during 2003, all of its officers, directors and all of its shareholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements, except for Osage Federal MHC which was late filing its initial report of beneficial ownership.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

         The Company's 2004 Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, OSAGE FEDERAL FINANCIAL, INC., 239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA 74056.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

         To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 239 East Main Street, Pawhuska, Oklahoma 74056 no later than June 11, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Shareholder proposals, other than those submitted pursuant to the Exchange Act, to be considered at such Annual Meeting, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than five days before the Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/FRANCES ALTAFFER

                                           FRANCES ALTAFFER
                                           Secretary
  Pawhuska, Oklahoma
  October 8, 2004

                                                                      APPENDIX A


                          Osage Federal Financial, Inc.
                             Audit Committee Charter
                             -----------------------



1.   PURPOSE

     o The Audit Committee (the "Committee") will provide the Board of Directors ("the Board") of Osage Federal Financial, Inc. (the "Corporation') with a direct contact to the external auditors, internal auditors, and senior management in order to assist the Board in the discharge of their fiduciary obligation to the shareholders.

     o The Committee will serve as an objective party to monitor the Corporation's financial and internal control system.

     o The Committee is empowered to initiate candid discussions with management, the external auditors, and internal auditors regarding issues affecting judgment and quality.

     o Independent communication and information will flow between the Committee and the internal and external auditors.

     o The Committee will prepare a report for inclusion in the proxy which describes their group's composition and responsibilities.

2.   COMPOSITION

     o The Audit Committee shall be comprised of three or more directors appointed by the full Board, each of whom shall be considered "independent" using the current criteria established by the SEC and the Office of Thrift Supervision. In addition, the Chief Financial Officer will attend the meetings as a non-voting participant and may be excused by the committee at any time for private discussions.

     o No member shall be an active or retired employee of the Corporation or any of its affiliates unless such person has been retired for at least one year or have a family relationship with any such person.

     o    No member may have a relationship  which, in the opinion of the Board,
          interferes   with  the  exercise  of   independence  in  carrying  out
          responsibilities as a member of the Committee.

     o No member may be a partner, controlling shareholder or an executive officer of any for-profit business organization to which the Corporation made, or from which the Corporation received, revenue that exceeded 5% of the Corporation or the business organization's consolidated gross revenues for that year or any year in the past three years.

     o No member may accept compensation from the Corporation or any of its affiliates other than compensation for Board and Committee services.

     o All members of the Committee will have a familiarity with financial and accounting concepts plus practices commonly used in a financial institution. All should have the ability to read and understand fundamental financial statements including the company's balance sheet, income statement, and statement of cash flow.

     o At least one member of the Committee must be an Audit Committee financial expert. This implies the member has an understanding of (1) generally accepted accounting principles (GAAP), (2) internal controls and procedures for financial reporting; and (3) the audit committee function. The member must have the ability to assess GAAP in connection with accounting for estimates, accruals and reserves, and must have experience with financial statements comparable to the complexity of the financial statements of the bank.

3.   MEETINGS

     o    The Committee will meet quarterly.

     o The Corporation's internal auditors and external auditors shall meet at least once per year with the Audit Committee or Board. The committee may request a meeting with both internal and external auditors without any members of management present.

     o Minutes will be kept for all meetings and a simple majority of members present will be necessary for any action.

     o The Committee will have the sole discretion in determining the agenda for the meetings.

     o Senior management and departmental personnel may attend the meeting at the request of the Committee to discuss matters of particular interest to the Committee.

4.   DUTIES

          a.   General

     o The primary responsibility of the Committee is to oversee the Corporation's financial reporting process on behalf of the Board and to report the result of their activities to the Board. The Corporation's management is responsible for preparing the financial statement and the Corporation's independent auditors are responsible for auditing those financial statements.

     o The Committee will adopt a formal written Charter that is annually approved by the full Board. The Charter will outline the Committee's duties, membership, meeting schedule, and scope of responsibility.

     o    The Committee will maintain minutes of all meetings and activities.

     o The Committee will report their actions to the Board. Sensitive matters and Committee recommendations will be reported to the Board when appropriate.

     o The Committee will be briefed on operational issues as well as financial concerns, industry conditions, and overall business climate of the institution.

     o As appropriate, the Committee will meet with the organization's legal counsel on matters which could have a significant effect on the financial statements.

          b.   External Auditors

     o The Committee will recommend to the Board their choice for the independent external auditors who will issue an opinion on financial statements, notes to the financial statements, and internal controls. The Committee will also recommend the replacement of the external auditors if appropriate.

     o The Committee will determine that the fee charged by the external auditors is reasonable.

     o The Committee or their designee will meet with the external auditors prior to an engagement to discuss scope, fee and timeframe. The Committee or full Board will also meet with the external auditors at the conclusion of an engagement to discuss findings, management comments, difficulties in performing the audit, and financial results.

     o The Committee will constantly monitor the role of internal audit as it relates to the scope of the external auditors.

     o The Committee will respond to confidential, anonymous submission by employees of the bank of any concerns about questionable accounting or auditing matters.

          c.   Internal Auditors

     o A summary of Internal Audit activities will be communicated to the Committee on an ongoing basis.

     o The Committee will coordinate the internal audit activities and definition of their responsibilities and objectives.

     o The Committee will oversee internal audit and review its resources and expertise.

     o The Committee will review any restrictions that are placed upon internal audit's scope or access to required information and work to ensure that management responses to audits are adequate.

          d.   Internal Controls

     o The Committee will constantly assess the corporate internal control environment and management capabilities.

     o The Committee will determine that management has implemented policies which identify risks to the objectives of the corporation.

     o The Committee will assure compliance with the corporate code of ethical conduct.

     o    The  Committee  will  monitor   corporate   compliance  with  specific
          financial regulations.

     o The Committee will note risk factors such as organizational changes, turnover, unrealistic goals, or industry trends.

5.   ATTENDANCE

     o Audit Committee members will strive to attend all scheduled meetings. The Audit Committee chairman may also request members of management, department heads, or representatives of the external auditors to attend scheduled meetings when appropriate.

     o Members of the Committee will be compensated according to board policy.

6.   SUMMARY

     o The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community related to corporate accounting, reporting practices, internal controls and the integrity of financial reports. It is the responsibility of the Audit Committee to maintain free and open communication between the directors, external auditors, internal auditors, and the management of the corporation.

                                                                      APPENDIX B

                          OSAGE FEDERAL FINANCIAL, INC.
                             2004 STOCK OPTION PLAN

         1.  Purpose of the Plan.  The Plan shall be known as the Osage  Federal
             -------------------
Financial, Inc. ("Company") 2004 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions.  The following words and phrases when used in this Plan
            -----------
with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Bank" shall mean Osage Federal Bank, or any successor corporation thereto.

                  "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Subsidiaries; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R.
Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge into the Company or the Bank and a new Parent of the Company or the Bank is formed.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean common stock of the Company, or any successor or parent corporation thereto.

                  "Company" shall mean the Osage Federal Financial, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date of approval of the Plan by the stockholders of the Company.

                  "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, including the Nasdaq National Market, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "MHC" shall mean Osage Federal, MHC, the mutual holding company of the Bank.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any Director, officer or Employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall mean the Osage Federal Financial, Inc. 2004 Stock Option Plan.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" of the Company as defined in Sections 424(f) and (g) of the Code, including the Bank.

         3.  Shares  Subject to the Plan.  Except as  otherwise  required by the
             ---------------------------
provisions of Section 13 hereof, the aggregate number of Shares which may be issued pursuant to the Plan with respect to Awards made thereunder shall not exceed 114,065 Shares. The aggregate number of Shares that may be issued upon the exercise of Incentive Stock Options under the Plan shall not exceed this Share limit. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4. Six Month  Holding  Period.  Subject  to  vesting  requirements,  if
            --------------------------
applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

         5.  Administration of the Plan.
             --------------------------

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 C.F.R. Section 240.16b-3.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                           The President of the Company and such other  officers
as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)   Effect   of   Committee's   Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

         6.  Eligibility for Awards and Limitations.
             --------------------------------------

                  (a) The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         7.  Term of the Plan.  The Plan shall continue  in effect for a term of
             ---------------------------
ten (10) years from the Effective  Date,  unless sooner  terminated  pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

         8. Terms and  Conditions of Incentive  Stock Options.  Incentive  Stock
            -------------------------------------------------
Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a) Option Price.

                           (i) The price per Share at which each Incentive Stock
Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. The Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9.  Terms  and  Conditions  of   Non-Incentive   Stock  Options.   Each
             -----------------------------------------------------------
Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Options Granted to Directors. Subject to the limitations of Section 6(c), Non-Incentive Stock Options to purchase 5,703 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. Such Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

                  (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10.      Effect of Termination  of  Employment,  Disability or Death on
                  --------------------------------------------------------------
                  Incentive Stock Options.
                  ------------------------

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11.  Effect  of  Termination  of  Employment,  Disability  or  Death on
              ------------------------------------------------------------------
Non-Incentive  Stock Options.  The terms and conditions of  Non-Incentive  Stock
----------------------------
Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award, and provided further that any such terms and conditions may not be inconsistent with applicable regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency.

         12.  Withholding  Tax. The Company  shall have the right to deduct from
              ----------------
all amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         13.  Recapitalization,  Merger,  Consolidation,  Change in Control  and
              ------------------------------------------------------------------
              Other Transactions.
              -------------------

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                           (i) provide  that such Options  shall be assumed,  or
equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                           (ii) in the event of a transaction under the terms of
which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                           (i)  appropriately  adjust  the  number  of Shares of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii) cancel any or all  previously  granted  Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii) make such other  adjustments in connection with
the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan; provided that such action is not contrary to regulations of the OTS or other appropriate banking regulatory agency then in effect.

                  (e) Non-recurring Dividends. Notwithstanding anything herein to the contrary, upon the payment of a special or non-recurring dividend that has the effect of a return of capital distribution to the stockholders, the Company shall, within the discretion of the Committee, either:

                           (i) adjust the Option  exercise  price per share in a
proportionate and equitable manner to reflect the payment of such capital distribution, or

                           (ii) make an equivalent  payment to each  Participant
holding an outstanding Option as of the dividend record date of such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per Optioned Stock as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per Optioned Stock equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                           (iii) take the action  described in Section  13(e)(i)
with respect to certain outstanding Options and the action described in Section 13(e)(ii) with respect to the remaining outstanding Options.

                  Except as expressly provided in Sections 13(a) and 13(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options.  The date of grant of an Option under the
             ------------------------
Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15.  Effective  Date. The Plan shall become  effective upon the date of
              ---------------
approval of the Plan by the stockholders of the Company, subject to approval or non-objection by the Office of Thrift Supervision, if applicable. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         16. Approval  by  Stockholders.  If  the   Plan  is  submitted  to  the
             --------------------------
stockholders of the Company within one year of the effective date of the Bank's mutual holding company reorganization, March 31, 2004, stockholder approval of such Plan shall be determined by an affirmative vote of a majority vote of the total votes eligible to be cast, excluding shares of Common Stock owned by the MHC, at a meeting of stockholders of the Company. If the Plan is voted upon by stockholders of the Company more than one year from such date or any amendment to the Plan is to be voted upon by stockholders of the Company, the Plan or Plan amendment shall be approved by an affirmative vote of a majority vote of the total votes eligible to be cast at a meeting of stockholders of the Company.

         17. Modification  of Options.  At any time and from time to  time,  the
             ------------------------
Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18. Amendment and Termination of the Plan.
             -------------------------------------

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company. Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the exercise price of any Option granted under the Plan to be reduced after the date of grant, except as otherwise permitted in accordance with Section 13 of the Plan, without stockholder approval of such action.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19.      Conditions  Upon  Issuance  of Shares;  Limitations  on Option
                  --------------------------------------------------------------
                  Exercise; Cancellation of Option Rights.
                  ----------------------------------------

                  (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option or the delivery of the Shares, the Company may require the person exercising the Option or receiving delivery of the Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors or the Committee, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common

Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

                  (f) In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or directors of the Company or its Subsidiaries must exercise such options or forfeit such Options.

         20. Reservation  of  Shares.  During the term of the Plan,  the Company
             -----------------------
will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation.  No Participant under the Plan shall have any
             --------------------
interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. No Employment  Rights. No Director,  Employee or other person shall
             ---------------------
have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director, Director Emeritus or in any other capacity with the Company, the Bank or other Subsidiaries.

         23. Governing  Law.  The Plan shall  be governed by and  construed  in
             --------------
accordance with the laws of the State of Oklahoma, except to the extent that federal law shall be deemed to apply.

                                                                      APPENDIX C

                               OSAGE FEDERAL BANK
                 2004 RESTRICTED STOCK PLAN AND TRUST AGREEMENT

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Osage Federal Bank ("Bank") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------

                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries, by providing such personnel of the Bank and its subsidiaries with an increased equity interest in the parent corporation of the Bank, Osage Federal Financial, Inc. ("Parent"), as compensation for their prior and anticipated future professional contributions and service to the Bank and its subsidiaries.

                                   Article III
                                   -----------

                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Bank" means Osage Federal Bank, a federal stock savings bank.

         "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Bank or the Committee on forms provided for this purpose by the Committee and delivered to the Bank and may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         "Board" means the Board of Directors of the Bank, or any successor corporation thereto.

         "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Bank or its Subsidiaries.

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Parent or the Bank; (ii) the merger or recapitalization of the Parent or the Bank whereby the Parent or the Bank is not the surviving entity; (iii) a change in control of the Parent or the Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in
Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge with the Parent or the Bank and a new parent corporation of the Parent or the Bank is formed.

         "Committee" means the Board of Directors of the Parent or the Restricted Stock Plan Committee appointed by the Board of Directors of the Parent pursuant to Article IV hereof.

         "Common Stock" means shares of the common stock of the Parent, or any successor corporation or parent thereto.

         "Conversion" means the effective date of the stock charter of the Bank and simultaneous acquisition of all of the outstanding stock of the Bank by the Parent.

         "Director" means a member of the Board of the Bank.

         "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Parent or the Bank from time to time.

         "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or any Subsidiary in his current capacity as determined by the Committee.

         "Eligible Participant" means an Employee or Director who may receive a Plan Share Award under the Plan.

         "Employee" means any person who is employed by the Bank or a Subsidiary.

         "Effective Date" shall mean the date of stockholder approval of the Plan by the stockholders of the Parent.

         "MHC" means Osage Federal MHC, a federally-chartered mutual holding company and majority shareholder of Parent.

         "Parent" means Osage Federal Financial, Inc., and any successor corporation thereto.

         "Participant" means an Employee or Director who receives a Plan Share Award under the Plan.

         "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

         "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

         "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

         "Subsidiary" means those subsidiaries of the Bank which, with the consent of the Board, agree to participate in this Plan.

         "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board or the Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board of Directors of the Parent, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

         4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    Article V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

         5.01 Amount and Timing of Contributions. The Board of Directors of the Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan. Such contribution amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

         5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

         5.03 Investment of Trust Assets. Following approval of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's cash assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 45,626 shares of Common Stock. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent in an amount sufficient to fund the Plan Share Reserve.

         5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Eligible Participants may receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

         6.02 Allocations. The Committee will determine which of the Eligible Participants will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Articles of Incorporation or Bylaws of the Bank or its Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Eligible Participants will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting such Eligible Participants to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Eligible Participants, the value of their prior and anticipated future services to the Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

         6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 Allocations Not Required. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Eligible Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Eligible Participant as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Bank at any time, and cease issuing Plan Share Awards.

         6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 2,281 Plan Shares shall be awarded to each Director of the Bank that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years during such continued periods of service as a Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Parent or the Bank. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Bank by the Committee, provided that total Plan Share Awards granted to non-employee Directors of the Bank shall not exceed 30% of the total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

                                   Article VII
                                   -----------

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earnings Plan Shares; Forfeitures.

         (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period. Notwithstanding anything herein to the contrary, in no event shall a Plan Share Award granted hereunder be earned and non-forfeitable by a Participant more rapidly than at the rate of one-fifth of such Award as of the one year anniversary of the date of grant and an additional one-fifth following each of the next four successive years.

         (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

         (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Bank or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Bank or a Subsidiary and shall be distributed as soon as practicable thereafter.

         (d)   Exception   for   Termination   after  a   Change   in   Control.
Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Parent or the Bank and shall be distributed as soon as practicable thereafter.

         7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such cash dividend amounts shall be held in arrears under the Trust and distributed upon the earning of the applicable Plan Share Award. Such payment shall also include an appropriate amount of earnings, if any, of the Trust assets with respect to any cash dividends so distributed.

         7.03     Distribution of Plan Shares.

         (a)  Timing of  Distributions:  General  Rule.  Except as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Parent shall be acquired for cash, all Plan Shares associated with such Plan Share Awards, together with any shares representing stock dividends associated with such Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

         (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

         (d) Timing: Exception for 10% Shareholders.  Notwithstanding Subsection
(a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock of the Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

         (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations.

         7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  Article VIII
                                  ------------

                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

         (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Bank earnings of the Trust attributable to the Plan Share Reserve.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

         8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Bank.

         8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX
                                   ----------

                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Bank.

         9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Bank all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Parent.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, the Bank, or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Parent, the Bank, or a Subsidiary thereof.

         9.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

         9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of Oklahoma, except to the extent that Federal Law shall be deemed applicable.

         9.07 Effective Date. The Plan shall be effective as of the date of approval of the Plan by stockholders of the Parent, subject to the receipt of approval or non-objection by the OTS or other applicable banking regulator, if applicable.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Bank under the provisions of
Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.


[X] PLEASE MARK VOTES                                     REVOCABLE PROXY
    AS IN THIS EXAMPLE                             OSAGE FEDERAL FINANCIAL, INC.

            ANNUAL MEETING OF SHAREHOLDERS                                                                              WITH-  FOR
                   November 17, 2004                                                                               FOR  HOLD  EXCEPT

  The undersigned hereby appoints the Board of Directors of          1. The election as director of the nominees   |_|   |_|   |_|
Osage Federal Financial, Inc. (the "Company") and each of               listed (except as marked to the contrary
them, with full powers of substitution in each, to act as               below):
proxies for the undersigned, to vote all shares of Company's
common stock which the undersigned is entitled to vote at               Gary Strahan    Richard Trolinger       Martha Hayes
the annual meeting of shareholders (the "Annual Meeting"),
to be held at the main office of Osage Federal Bank, 239                  INSTRUCTION:  To withhold authority to vote for a listed
East Main Street, Pawhuska, Oklahoma on Wednesday,                      nominee(s), mark "FOR EXCEPT" and write that nominee's name
November 17, 2004 at 1:00 p.m., and at any and all                      in the space provided below.
adjournments thereof, as follows:
                                                                       ------------------------------------------------------------

                                                                                                               FOR  AGAINST  ABSTAIN

                                                                         2. Approval of the Osage Federal      [ ]    [ ]      [ ]
                                                                            Financial, Inc. 2004 Stock
                                                                            Option Plan

                                                                         3. Approval of the Osage Federal      |_|    |_|      |_|
                                                                            Bank 2004 Restricted Stock Plan

                                                                         4. Ratification of Appointment of     |_|    |_|      |_|
                                                                            Auditors.

                                                                            THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                                         INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR
                                                                         THE LISTED NOMINEES AND FOR PROPOSALS 2, 3 AND 4. IF ANY
                                                                         OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS
                                           --------------------------    PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN
       Please be sure to sign and date      Date                         ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF
        this Proxy in the box below.                                     DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS
---------------------------------------------------------------------    KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL
                                                                         MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY  ON
                                                                         THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION
                                                                         OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO
                                                                         SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT
------Shareholder sign above -------Co-holder (if any) sign above----    TO THE CONDUCT OF THE ANNUAL MEETING.

                                                                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


====================================================================================================================================
                         ^  Detach above card, sign, date and mail in postage paid envelope provided. ^


                                                  OSAGE FEDERAL FINANCIAL, INC.

------------------------------------------------------------------------------------------------------------------------------------
  Should the above shareholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual  Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above shareholder acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement therefor and the 2004 Annual Report to Shareholders.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                                         PLEASE ACT PROMPTLY
                                                SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH
THE PROXY IN THE ENVELOPE PROVIDED.


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